Putnam
Capital
Appreciation
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04

[GRAPHIC OMITTED: INVERTED STAMP]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of 2004 we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turn over information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's manage ment team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. In addition, we show how much these individuals have invested in the fund (in dollar ranges). Furthermore, fund ownership (in dollar ranges) is now being shown for the members of Putnam's Executive Board. Finally, equity fund reports now list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Capital
Appreciation Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

 * For the six months ended November 30, 2004, Putnam Capital
   Appreciation Fund's class A shares returned 8.76% without sales charges and 3.03% with maximum sales charges reflected.

 * The fund's benchmark, the Russell 3000 Index, returned 6.42%.

 * The average return for the fund's Lipper category, Multi-Cap Core Funds, was 6.07%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 11/30/04
--------------------------------------------------
Class A
(inception 8/5/93)             NAV       POP
--------------------------------------------------
6 months                     8.76%     3.03%
--------------------------------------------------
1 year                      13.78      7.78
--------------------------------------------------
5 years                     -5.96    -10.88
Annual average              -1.22     -2.28
--------------------------------------------------
10 years                   151.78    138.55
Annual average               9.67      9.08
--------------------------------------------------
Annual average
(life of fund)              10.77     10.25
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Invest ment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Performance commentary

We are pleased to report that, for the six months ended November 30, 2004, your fund's return at NAV (net asset value, without sales charges) was ahead of the average for funds in its Lipper peer group. The fund also outperformed its benchmark, the Russell 3000 Index. Fund performance benefited from gains in a number of holdings in the technology, consumer staples, financial, and health-care sectors. However, weakness in consumer cyclical, transportation, and utilities holdings detracted from returns somewhat. Throughout the period, the fund continued to benefit from its blend investment style, which enables it to invest in a broad range of companies. Rather than trying to forecast broad market trends, we select stocks based on each company's valuation, fundamental strengths, and long-term prospects.

FUND PROFILE

Putnam Capital Appreciation Fund invests in stocks of companies at all capitalization levels, and across a broad range of industries. While it has no bias toward either growth or value stocks, it targets companies believed to be worth more than their current stock prices indicate. It may be suitable for investors who are seeking growth through a well-diversified stock portfolio.


Market overview

During the first six months of your fund's fiscal year, the stock market posted gains, although investors were distracted by a number of concerns. On the one hand, the backdrop for stocks was generally favorable: the economy continued to expand, job creation was uneven but improving, and corporate profits were generally solid. However, these positive trends were offset by worries over rising interest rates, soaring energy prices, and uncertainty over the outcome of U.S. elections.

After rallying in response to favorable economic data in the spring, stocks fell sharply from July to mid August, responding to a series of interest-rate increases by the Federal Reserve Board, the dramatic rise in oil prices, and a series of destabilizing events in Iraq. The semiannual period ended on a bright note, as stocks posted strong gains in November and investors appeared to focus on reports of sustained economic expansion and strong corporate earnings.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 3000 Index (broad stock market)                                 6.42%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 0.81%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  11.01%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      5.68%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.82%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.02%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.11%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/04.
-------------------------------------------------------------------------------

Strategy overview

In managing your fund's portfolio, we continued to take a bottom-up approach to stock selection. Regardless of how the economy or markets are behaving, we look for companies that we believe are mispriced by the market -- in other words, companies that we believe are worth more than their current stock prices appear to indicate. The fund is managed in a blend investment style, which means that instead of having a strong growth or value orientation, it has the flexibility to invest in a wide range of companies. It can invest in companies that are growing rapidly and seem to have the potential to continue growing, as well as companies whose stock prices are currently low relative to our assessment of the company's earnings and growth potential.

We find that stocks become attractively valued when the market underestimates the ability of good companies to maintain their returns and growth rates, or when the market overreacts to near-term events. We believe that if we focus on cash flows and valuations, maintain a diversified portfolio, and remain willing to buy and hold controversial stocks that we think are temporarily out of favor, the fund will be able to consistently profit from mispricings in the market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                     as of 5/31/04       as of 11/30/04

Insurance                 3.7%                 8.8%

Retail                   11.4%                 7.0%

Oil and gas               4.0%                 6.9%

Consumer finance          2.6%                 6.1%

Banking                   6.0%                 5.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Strong earnings growth from a number of companies in the financial sector contributed positively to your fund's performance during the semiannual period. The stock of Commerce Bancorp gained ground thanks to exceptionally strong deposit growth. We believe the company, one of the fastest-growing banks in the United States, has a long-term competitive advantage in its industry, due in large part to its intense focus on customer service. Altria Group, formerly Philip Morris Companies, was also a positive contributor to performance. Although litigation related to the company's tobacco products may cause short-term declines in this stock, we believe that concern over the legal risks has resulted in a lower valuation than the company deserves. The stock remained in the fund's portfolio at the close of the period because we believe this fundamentally strong company is attractively valued.

Technology stocks were among the strongest performers in the fund's portfolio during the period, with holdings such as data storage company EMC, software giant Microsoft, and electronics company Intel contributing positively to returns. Early in the period, fears of a pronounced slowdown in technology spending caused investors to shy away from many technology stocks, which led to attractive buying opportunities for the fund. Your fund has the flexibility to invest in companies of all sizes, and a number of smaller companies in the portfolio performed well, including chemical company Georgia Gulf Corporation and Terex Corporation, which manufactures construction equipment.

Among the holdings that detracted from fund performance during the period was health-care services company Cardinal Health. Investor concerns about changes to the company's drug distribution model and an SEC investigation into its accounting practices have caused declines in the stock. However, we believe that the company, whose stock remained in the portfolio at the close of the period, can overcome these short-term issues and reward shareholders with improved profitability over the long term.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 11/30/04)

1 Commerce Bancorp, Inc. (4.3%)
  Banking

2 Tyco International, Ltd.
  (Bermuda) (3.7%)
  Conglomerates

3 Pfizer, Inc. (3.1%)
  Pharmaceuticals

4 Altria Group, Inc. (3.0%)
  Tobacco

5 Cardinal Heath, Inc. (3.0%)
  Health-care services

6 Cisco Systems, Inc. (2.8%)
  Communications equipment

7 Capital One Financial Corp. (2.8%)
  Consumer finance

 8 Apollo Group, Inc. (2.8%)
   Schools

 9 Microsoft Corp. (2.7%)
   Software


10 American International
   Group, Inc. (2.7%)
   Insurance

Footnote reads:
The fund's holdings will change over time.

Retail stocks struggled during the six-month period as retail sales in general weakened. Within the fund's portfolio, specialty automotive retailers AutoZone and CSK Auto Corporation were among the stocks that declined. As of the close of the period, these stocks were no longer in the portfolio. Also detracting from returns was fund holding Fannie Mae. The stock of this mortgage financing company declined partly as a result of regulatory investigations of its accounting practices. We found the stock's valuation to be very attractive, and we believe the company continues to offer strong long-term growth potential, despite its near-term setbacks.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors' long-term goals are best served by our bottom-up approach to security selection, which relies heavily on fundamental research and analysis. Of course, our beliefs about the general themes at work in the market do influence our decisions.

As we enter the second half of your fund's fiscal year, we believe an environment of modest economic growth coupled with low inflation is likely to persist. In addition, stock returns may be modest. However, at the close of the period, we were finding what we believe to be attractive long-term opportunities in the financial, health-care, and consumer discretionary sectors. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. Joshua Brooks is the Portfolio Leader, and Richard Cervone, Joseph Joseph, James Wiess, and James Yu are
Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Joshua Brooks       2004                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    N/A
-------------------------------------------------------------------------------------------------------------
Richard Cervone     2004                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
Joseph Joseph       2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
James Wiess         2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
James Yu            2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/03.


Other funds managed by the Portfolio Leader and Portfolio Members

Joshua Brooks is also a Portfolio Member of Putnam Global Equity Fund and Putnam Investors Fund.

Richard Cervone is also a Portfolio Member of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and Putnam International Capital Opportunities Fund.

James Wiess is also a Portfolio Leader of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

James Yu is also a Portfolio Member of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Joshua Brooks, Richard Cervone, Joseph Joseph, James Wiess, and James Yu may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended November 30, 2004, Portfolio Leader Michael Nance left your fund's management team. In addition, Joshua Brooks joined the team as Portfolio Leader and Richard Cervone and James Wiess became Portfolio Members of your fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.


-----------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-----------------------------------------------------------------------------------------------------
                                                      $1 -        $10,001 -    $50,001 -   $100,001
                                      Year     $0     $10,000     $50,000     $100,000     $500,000
-----------------------------------------------------------------------------------------------------
Philippe Bibi                         2004      *
-----------------------------------------------------------------------------------------------------
Chief Technology Officer              2003      *
-----------------------------------------------------------------------------------------------------
John Boneparth                        2004      *
-----------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt     2003      *
-----------------------------------------------------------------------------------------------------
Kevin Cronin                          2004      *
-----------------------------------------------------------------------------------------------------
Deputy Head of Investments             N/A
-----------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                 2004                          *
-----------------------------------------------------------------------------------------------------
President and CEO                     2003      *
-----------------------------------------------------------------------------------------------------
Amrit Kanwal                          2004      *
-----------------------------------------------------------------------------------------------------
Chief Financial Officer                N/A
-----------------------------------------------------------------------------------------------------
Steven Krichmar                       2004      *
-----------------------------------------------------------------------------------------------------
Chief of Operations                    N/A
-----------------------------------------------------------------------------------------------------
Francis McNamara, III                 2004                *
-----------------------------------------------------------------------------------------------------
General Counsel                        N/A
-----------------------------------------------------------------------------------------------------
Richard Monaghan                      2004      *
-----------------------------------------------------------------------------------------------------
Head of Retail Management             2003                *
-----------------------------------------------------------------------------------------------------
Stephen Oristaglio                    2004      *
-----------------------------------------------------------------------------------------------------
Head of Investments                   2003      *
-----------------------------------------------------------------------------------------------------
Richard Robie, III                    2004      *
-----------------------------------------------------------------------------------------------------
Chief Administrative Officer           N/A
-----------------------------------------------------------------------------------------------------
N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/04
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)              (8/5/93)             (11/2/94)             (7/14/00)             (1/22/96)          (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                   8.76%      3.03%      8.31%      3.31%      8.33%      7.33%      8.51%      4.71%        8.58%
----------------------------------------------------------------------------------------------------------------------------
1 year                    13.78       7.78      12.97       7.97      12.96      11.96      13.26       9.26        13.53
----------------------------------------------------------------------------------------------------------------------------
5 years                   -5.96     -10.88      -9.38     -10.82      -9.26      -9.26      -8.24     -11.44        -7.11
Annual average            -1.22      -2.28      -1.95      -2.26      -1.92      -1.92      -1.70      -2.40        -1.47
----------------------------------------------------------------------------------------------------------------------------
10 years                 151.78     138.55     134.05     134.05     137.80     137.80     139.45     131.02       145.60
Annual average             9.67       9.08       8.88       8.88       9.05       9.05       9.12       8.73         9.40
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.77      10.25       9.97       9.97      10.21      10.21      10.21       9.87        10.50
----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

----------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/04
----------------------------------------------------------------
                              Russell       Lipper Multi-Cap
                              3000          Core Funds
                              Index         category average*
----------------------------------------------------------------
6 months                       6.42%         6.07%
----------------------------------------------------------------
1 year                        13.04         11.53
----------------------------------------------------------------
5 years                       -3.12          8.34
Annual average                -0.63          1.01
----------------------------------------------------------------
10 years                     204.87        190.32
Annual average                11.79         10.78
----------------------------------------------------------------
Annual average
(life of fund)                10.73         10.01
----------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/04, there were 778, 698, 337, and 114 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------------------------
                       Class A         Class B         Class C         Class M         Class R
-------------------------------------------------------------------------------------------------
Share value:        NAV       POP        NAV             NAV         NAV       POP        NAV
-------------------------------------------------------------------------------------------------
5/31/04          $16.55    $17.47     $15.76          $16.09      $15.98    $16.56     $16.54
-------------------------------------------------------------------------------------------------
11/30/04          18.00     19.00      17.07           17.43       17.34     17.97      17.96
-------------------------------------------------------------------------------------------------
* The fund made no distributions during the period.



----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDER QUARTER)
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)              (8/5/93)             (11/2/94)             (7/14/00)             (1/22/96)          (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                  10.23%      4.45%      9.77%      4.77%      9.81%      8.81%     10.00%      6.18%       10.06%
----------------------------------------------------------------------------------------------------------------------------
1 year                    15.10       9.07      14.22       9.22      14.24      13.24      14.54      10.54        14.79
----------------------------------------------------------------------------------------------------------------------------
5 years                  -11.76     -16.40     -15.01     -16.38     -14.58     -14.58     -13.94     -16.96       -12.86
Annual average            -2.47      -3.52      -3.20      -3.51      -3.10      -3.10      -2.96      -3.65        -2.72
----------------------------------------------------------------------------------------------------------------------------
10 years                 156.70     143.29     138.48     138.48     142.38     142.38     143.95     135.42       150.31
Annual average             9.89       9.30       9.08       9.08       9.26       9.26       9.33       8.94         9.61
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            11.08      10.55      10.27      10.27      10.51      10.51      10.51      10.17        10.80
----------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Appreciation Fund from June 1, 2004, to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 11/30/04
--------------------------------------------------------------------------------------
                                   Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*            $6.75     $10.65     $10.65      $9.36      $8.05
--------------------------------------------------------------------------------------
Ending value (after expenses)    $1,087.60  $1,083.10  $1,083.30  $1,085.10  $1,085.80
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2004, use the calculation method below. To find the value of your investment on June 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 06/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 6/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.75 (see table above) = $67.50
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 11/30/04
--------------------------------------------------------------------------------------
                                   Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*            $6.53     $10.30     $10.30      $9.05      $7.79
--------------------------------------------------------------------------------------
Ending value (after expenses)    $1,018.60  $1,014.84  $1,014.84  $1,016.09  $1,017.35
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                       1.29%      2.04%      2.04%      1.79%      1.54%
--------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+        1.48%      2.23%      2.23%      1.98%      1.73%
--------------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Capital
Appreciation Fund           111%       107%       134%       264%       188%
-----------------------------------------------------------------------------
Lipper Multi-Cap Core
Funds category
average                      82%        83%        95%       104%       117%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on May 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   3.14

U.S. stock
fund average       3.36

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2004 (Unaudited)

Common stocks (97.4%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------
        65,700 Omnicom Group, Inc.                                   $5,321,700

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------
        34,498 United Defense Industries, Inc.
               (NON)                                                  1,562,759

Airlines (0.1%)
-------------------------------------------------------------------------------
        62,500 ExpressJet Holdings, Inc. (NON) (S)                      728,750
        24,593 Mesa Air Group, Inc. (NON) (S)                           172,643
                                                                 --------------
                                                                        901,393

Automotive (1.3%)
-------------------------------------------------------------------------------
        54,094 American Axle & Manufacturing
               Holdings, Inc. (S)                                     1,577,381
       117,251 Autoliv, Inc.                                          5,480,312
        69,900 Monaco Coach Corp.                                     1,391,010
       117,700 Tenneco Automotive, Inc. (NON)                         1,824,350
                                                                 --------------
                                                                     10,273,053

Banking (5.6%)
-------------------------------------------------------------------------------
       530,300 Commerce Bancorp, Inc. (S)                            33,127,841
        62,073 Compass Bancshares, Inc. (S)                           2,890,119
        43,200 Doral Financial Corp.                                  2,004,480
        38,800 FirstFed Financial Corp. (NON) (S)                     2,041,656
        49,700 Flagstar Bancorp, Inc. (S)                             1,082,963
        59,200 R&G Financial Corp. Class B                            2,296,960
                                                                 --------------
                                                                     43,444,019

Biotechnology (0.2%)
-------------------------------------------------------------------------------
        13,300 Connetics Corp. (NON)                                    278,103
        10,225 Neurocrine Biosciences, Inc. (NON)                       470,350
        22,100 Telik, Inc. (NON) (S)                                    422,331
                                                                 --------------
                                                                      1,170,784

Chemicals (1.4%)
-------------------------------------------------------------------------------
       150,646 Georgia Gulf Corp.                                     8,674,197
        58,300 MacDermid, Inc.                                        2,146,606
                                                                 --------------
                                                                     10,820,803

Commercial and Consumer Services (1.3%)
-------------------------------------------------------------------------------
       135,300 Administaff, Inc. (NON) (S)                            2,015,970
        84,400 Brink's Co. (The)                                      3,258,684
        37,667 Maximus, Inc. (NON)                                    1,180,107
        58,800 Sabre Holdings Corp.                                   1,357,104
        54,465 West Corp. (NON) (S)                                   1,886,668
                                                                 --------------
                                                                      9,698,533

Communications Equipment (4.5%)
-------------------------------------------------------------------------------
       259,400 Aspect Communications Corp. (NON)                      2,814,490
        45,075 Belden CDT, Inc. (S)                                   1,045,289
     1,170,600 Cisco Systems, Inc. (NON)                             21,901,926
       103,400 Coinstar, Inc. (NON) (S)                               2,690,468
        78,057 Inter-Tel, Inc. (S)                                    2,210,574
       288,564 PTEK Holdings, Inc. (NON) (S)                          3,038,579
        37,900 SeaChange International, Inc. (NON) (S)                  647,332
                                                                 --------------
                                                                     34,348,658

Computers (1.3%)
-------------------------------------------------------------------------------
       112,500 Checkpoint Systems, Inc. (NON)                         2,076,750
       585,100 EMC Corp. (NON)                                        7,852,042
                                                                 --------------
                                                                      9,928,792

Conglomerates (3.7%)
-------------------------------------------------------------------------------
       828,200 Tyco International, Ltd. (Bermuda) (S)                28,133,954

Consumer Finance (6.1%)
-------------------------------------------------------------------------------
       278,633 Capital One Financial Corp.                           21,894,981
        48,500 CompuCredit Corp. (NON)                                1,162,545
       582,200 Countrywide Financial Corp.                           19,334,862
       276,004 Providian Financial Corp. (NON)                        4,429,864
                                                                 --------------
                                                                     46,822,252

Consumer Goods (1.1%)
-------------------------------------------------------------------------------
       218,600 Hasbro, Inc.                                           4,159,958
       135,575 Yankee Candle Co., Inc. (The) (NON)                    4,129,615
                                                                 --------------
                                                                      8,289,573

Electric Utilities (0.6%)
-------------------------------------------------------------------------------
         1,300 Alliant Energy Corp.                                      35,464
        13,100 Avista Corp. (S)                                         233,180
       116,128 OGE Energy Corp.                                       3,001,909
        57,912 Puget Energy, Inc.                                     1,360,932
                                                                 --------------
                                                                      4,631,485

Electronics (3.9%)
-------------------------------------------------------------------------------
     1,126,287 Agere Systems, Inc. Class A (NON)                      1,543,013
       172,700 Integrated Device Technology, Inc.
               (NON)                                                  1,960,145
       404,400 Intel Corp.                                            9,038,340
       587,800 SanDisk Corp. (NON) (S)                               13,272,524
       137,399 Storage Technology Corp. (NON)                         4,003,807
                                                                 --------------
                                                                     29,817,829

Engineering & Construction (0.4%)
-------------------------------------------------------------------------------
        41,600 Eagle Materials, Inc. (S)                              3,260,192

Financial (3.2%)
-------------------------------------------------------------------------------
       297,700 Fannie Mae                                            20,451,990
        77,445 PMI Group, Inc. (The) (S)                              3,189,185
         6,344 Student Loan Corp.                                     1,119,145
                                                                 --------------
                                                                     24,760,320

Forest Products and Packaging (0.4%)
-------------------------------------------------------------------------------
        51,523 Albany International Corp.                             1,723,444
        55,400 Louisiana-Pacific Corp.                                1,355,638
                                                                 --------------
                                                                      3,079,082

Health Care Services (5.6%)
-------------------------------------------------------------------------------
       434,900 Cardinal Health, Inc.                                 22,736,572
        16,600 Cerner Corp. (NON) (S)                                   875,152
       115,200 Express Scripts, Inc. Class A (NON)                    8,289,792
       141,997 Health Net, Inc. (NON)                                 3,865,158
        42,100 Lincare Holdings, Inc. (NON)                           1,624,639
       150,121 Manor Care, Inc.                                       5,171,668
        11,100 WellChoice, Inc. (NON)                                   543,789
                                                                 --------------
                                                                     43,106,770

Homebuilding (3.1%)
-------------------------------------------------------------------------------
       329,100 Lennar Corp.                                          14,786,463
        10,789 NVR, Inc. (NON) (S)                                    7,454,120
        14,091 Ryland Group, Inc. (The)                               1,428,123
                                                                 --------------
                                                                     23,668,706

Household Furniture and Appliances (0.4%)
-------------------------------------------------------------------------------
        46,700 Whirlpool Corp.                                        3,014,485

Insurance (8.8%)
-------------------------------------------------------------------------------
       392,700 ACE, Ltd. (Cayman Islands)                            15,872,934
       326,100 American International Group, Inc.                    20,658,435
        17,050 Delphi Financial Group Class A                           792,143
       165,600 Everest Re Group, Ltd. (Bermuda)                      13,955,112
        49,428 IPC Holdings, Ltd. (Bermuda)                           2,104,150
        62,383 Radian Group, Inc.                                     3,197,129
       105,196 RenaissanceRe Holdings, Ltd.
               (Bermuda)                                              5,296,619
        11,000 Stancorp Financial Group                                 869,550
        59,847 Stewart Information Services                           2,612,322
        60,750 W.R. Berkley Corp.                                     2,755,013
                                                                 --------------
                                                                     68,113,407

Investment Banking/Brokerage (3.0%)
-------------------------------------------------------------------------------
        28,150 Affiliated Managers Group (NON) (S)                    1,784,147
        77,900 American Capital Strategies, Ltd. (S)                  2,488,126
        30,500 Eaton Vance Corp. (S)                                  1,462,475
        23,200 IndyMac Bancorp, Inc.                                    753,768
       184,400 Lehman Brothers Holdings, Inc.                        15,449,032
        48,383 Waddell & Reed Financial, Inc.                         1,098,294
                                                                 --------------
                                                                     23,035,842

Leisure (0.2%)
-------------------------------------------------------------------------------
        43,200 Winnebago Industries, Inc. (S)                         1,638,576

Machinery (1.2%)
-------------------------------------------------------------------------------
        38,900 Manitowoc Co., Inc. (The)                              1,452,915
       170,295 Terex Corp. (NON)                                      7,806,323
                                                                 --------------
                                                                      9,259,238

Manufacturing (0.5%)
-------------------------------------------------------------------------------
         5,358 Acuity Brands, Inc.                                      157,686
       134,100 Flowserve Corp. (NON) (S)                              3,382,002
                                                                 --------------
                                                                      3,539,688

Media (0.8%)
-------------------------------------------------------------------------------
       259,800 IAC/InterActiveCorp. Class B (NON) (S)                 6,414,462

Medical Technology (1.1%)
-------------------------------------------------------------------------------
        44,100 American Medical Systems Holdings,
               Inc. (NON)                                             1,682,856
        27,100 Charles River Laboratories
               International, Inc. (NON) (S)                          1,266,925
        26,100 Epix Pharmaceuticals, Inc. (NON) (S)                     459,360
        37,800 Respironics, Inc. (NON) (S)                            2,093,364
        49,100 Sybron Dental Specialties, Inc.
               (NON)                                                  1,681,184
        18,300 Ventana Medical Systems, Inc. (NON) (S)                1,093,425
                                                                 --------------
                                                                      8,277,114

Metal Fabricators (--%)
-------------------------------------------------------------------------------
         6,900 Mueller Industries, Inc.                                 212,037

Metals (0.4%)
-------------------------------------------------------------------------------
        47,101 Carpenter Technology Corp.                             2,753,053

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------
        54,800 Atmos Energy Corp.                                     1,479,052
        56,939 Energen Corp. (S)                                      3,294,491
                                                                 --------------
                                                                      4,773,543

Oil & Gas (6.9%)
-------------------------------------------------------------------------------
       180,900 Amerada Hess Corp.                                    16,072,965
        85,500 Cabot Oil & Gas Corp. Class A                          4,136,490
       189,848 Denbury Resources, Inc. (NON) (S)                      5,496,100
       359,400 ExxonMobil Corp.                                      18,419,250
        54,700 Giant Industries, Inc. (NON) (S)                       1,531,600
       206,900 Meridian Resource Corp. (NON)                          1,413,127
        50,174 Noble Energy, Inc.                                     3,200,599
       106,300 Vintage Petroleum, Inc.                                2,577,775
                                                                 --------------
                                                                     52,847,906

Pharmaceuticals (5.5%)
-------------------------------------------------------------------------------
       108,300 Andrx Group (NON) (S)                                  1,927,740
       282,212 Johnson & Johnson                                     17,023,028
       853,084 Pfizer, Inc. (SEG)                                    23,690,143
                                                                 --------------
                                                                     42,640,911

Real Estate (1.3%)
-------------------------------------------------------------------------------
        20,400 CBL & Associates Properties (R) (S)                    1,495,116
        31,400 IMPAC Mortgage Holdings, Inc. (R)                        735,702
        66,842 National Health Investors, Inc. (R)                    1,935,076
        23,400 New Century Financial Corp. (R) (S)                    1,480,284
        14,000 RAIT Investment Trust (R)                                392,000
        32,831 Redwood Trust, Inc. (R)                                1,911,749
       118,900 Senior Housing Properties Trust (R) (S)                2,339,952
                                                                 --------------
                                                                     10,289,879

Restaurants (1.3%)
-------------------------------------------------------------------------------
       335,900 McDonald's Corp.                                      10,325,566

Retail (7.0%)
-------------------------------------------------------------------------------
        70,900 Abercrombie & Fitch Co. Class A                        3,229,495
       355,800 Family Dollar Stores, Inc.                            10,424,940
       253,200 Lowe's Cos., Inc.                                     14,009,556
       166,800 Michaels Stores, Inc.                                  4,558,644
       138,400 Movie Gallery, Inc.                                    2,412,312
       474,800 Office Depot, Inc. (NON)                               7,786,720
       153,452 Rent-A-Center, Inc. (NON) (S)                          3,911,491
        26,100 ShopKo Stores, Inc. (NON)                                466,668
       224,382 Supervalu, Inc.                                        7,088,227
                                                                 --------------
                                                                     53,888,053

Schools (2.8%)
-------------------------------------------------------------------------------
       270,800 Apollo Group, Inc. Class A (NON) (S)                  21,582,760

Software (4.8%)
-------------------------------------------------------------------------------
       404,971 BMC Software, Inc. (NON)                               7,524,361
       316,255 Citrix Systems, Inc. (NON)                             7,466,781
       780,200 Microsoft Corp.                                       20,917,162
        65,800 THQ, Inc. (NON) (S)                                    1,412,068
                                                                 --------------
                                                                     37,320,372

Technology Services (0.9%)
-------------------------------------------------------------------------------
       109,200 Acxiom Corp.                                           2,761,667
        30,800 Transaction Systems Architects, Inc.
               (NON)                                                    632,016
       321,100 United Online, Inc. (NON)                              3,426,137
                                                                 --------------
                                                                      6,819,820

Telecommunications (1.2%)
-------------------------------------------------------------------------------
        10,632 Commonwealth Telephone Enterprises,
               Inc. (NON) (S)                                           517,353
       297,200 Nextel Communications, Inc. Class A
               (NON)                                                  8,458,312
                                                                 --------------
                                                                      8,975,665

Textiles (0.4%)
-------------------------------------------------------------------------------
        97,521 Wolverine World Wide, Inc.                             2,920,754

Tire & Rubber (0.6%)
-------------------------------------------------------------------------------
       215,000 Cooper Tire & Rubber (S)                               4,390,300

Tobacco (3.0%)
-------------------------------------------------------------------------------
       407,000 Altria Group, Inc.                                    23,398,430
                                                                 --------------
               Total Common stocks
               (cost $685,813,788)                                 $749,472,518

Short-term investments (9.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $54,441,689 Short-term investments held as collateral for
               loaned securities with yields ranging from
               1.94% to 2.21% and due dates ranging from
               December 1, 2004 to January 7, 2005 (d)              $54,421,326
    16,639,000 Interest in $350,000,000 joint tri-party
               repurchase agreement dated November 30,2004
               with Goldman Sachs & Co. due  December 1, 2004
               with respect to various U.S. government
               obligations -- maturity value of $16,639,961
               for an effective  yield of 2.08% (collateralized
               by a variety of Fannie Maes, Freddie  Macs and
               FHLBs, with a range of coupon rates from 2.00%
               to 7.50% due from December 15, 2005 through
               November 1, 2034 valued at $357,004,695.)             16,639,000
     1,465,836 Putnam Prime Money Market Fund (e)                     1,465,836
                                                                 --------------
               Total Short-term investments
               (cost $72,526,162)                                   $72,526,162
-------------------------------------------------------------------------------
               Total Investments
               (cost $758,339,950)                                 $821,998,680
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $769,725,363.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2004.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at November 30, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.


Futures contracts outstanding at November 30, 2004 (Unaudited)

                                                                             Unrealized
                                             Aggregate         Expiration    appreciation/
                           Value             face value        date          (depreciation)
-------------------------------------------------------------------------------------------
S&P 500 Index (Long)       $13,208,625       $13,266,550       Dec. 04       $(57,925)
Russell Mini Index (Long)    6,151,740         6,117,408       Dec. 04         34,332
-------------------------------------------------------------------------------------------
                                                                             $(23,593)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $52,569,532
securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $756,874,114)              $820,532,844
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $1,465,836 (Note 5)             1,465,836
-------------------------------------------------------------------------------
Cash                                                                      221
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           3,387,620
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                226,922
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,240,917
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               39,995
-------------------------------------------------------------------------------
Total assets                                                      827,894,355

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,327,736
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,140,172
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            294,522
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                168,738
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,679
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                452,433
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 54,421,326
-------------------------------------------------------------------------------
Other accrued expenses                                                361,386
-------------------------------------------------------------------------------
Total liabilities                                                  58,168,992
-------------------------------------------------------------------------------
Net assets                                                       $769,725,363

Represented by
-------------------------------------------------------------------------------
Paid-in capital (unlimited shares authorized) (Notes 1 and 4)    $874,623,951
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,098,917
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (170,632,642)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         63,635,137
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $769,725,363

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($416,443,712 divided by 23,134,136 shares)                            $18.00
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $18.00)*                $19.00
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($331,224,347 divided by 19,405,432 shares)**                          $17.07
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,501,181 divided by 200,890 shares)**                               $17.43
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,544,636 divided by 1,069,700 shares)                              $17.34
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.34)*                $17.97
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($11,487 divided by 640 shares)                          $17.96
-------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,518) (Note 1)                  $7,850,435
-------------------------------------------------------------------------------
Interest (including interest income of $39,173 from
investments in affiliated issuers) (Note 5)                            43,196
-------------------------------------------------------------------------------
Securities lending                                                     93,239
-------------------------------------------------------------------------------
Total investment income                                             7,986,870

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,317,567
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,052,682
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               121,858
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             14,166
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,014
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 497,944
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,650,522
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  17,270
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  68,015
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      20
-------------------------------------------------------------------------------
Other                                                                 396,916
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    27,714
-------------------------------------------------------------------------------
Cost assumed by Manager (Notes 2 and 6)                               (27,714)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (4,337)
-------------------------------------------------------------------------------
Total expenses                                                      6,140,637
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (252,684)
-------------------------------------------------------------------------------
Net expenses                                                        5,887,953
-------------------------------------------------------------------------------
Net investment income                                               2,098,917
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   51,415,641
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       298,715
-------------------------------------------------------------------------------
Net unrealized appreciation of investments futures contracts
during the period                                                   7,001,150
-------------------------------------------------------------------------------
Net gain on investments                                            58,715,506
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $60,814,423
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Decrease in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                      $2,098,917      $(3,614,897)
-------------------------------------------------------------------------------
Net realized gain on investments                  51,714,356      156,330,205
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     7,001,150      (20,149,222)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        60,814,423      132,566,086
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (78,385,709)    (259,289,670)
-------------------------------------------------------------------------------
Total decrease in net assets                     (17,571,286)    (126,723,584)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              787,296,649      914,020,233
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $2,098,917 and $--,
respectively)                                   $769,725,363     $787,296,649
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          Nov. 30
Per-share                               (Unaudited)                                  Year ended May 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.55          $14.24          $15.89          $18.32          $23.75          $21.93
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .08 (d)        (.01)(d)          -- (e)          -- (e)          -- (e)        (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.37            2.32           (1.65)          (2.43)           (.75)           2.39
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.45            2.31           (1.65)          (2.43)           (.75)           2.37
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --              --              --              --              --            (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (4.61)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                             --            (.07)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (4.68)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $18.00          $16.55          $14.24          $15.89          $18.32          $23.75
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.76*          16.22          (10.38)         (13.26)          (5.06)          10.65
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $416,444        $416,249        $495,165        $697,394        $911,299        $999,789
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .65*(d)        1.23 (d)        1.22            1.08            1.00             .96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .46*(d)        (.07)(d)         .01             .02              -- (f)        (.10)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     66.09*         111.20          107.08          133.78          263.98          188.16
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares. (Note 5).

(e) Per share net investment income amounted to less than $0.01 per share.

(f) Ratio of net investment income to average net assets is less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                          Nov. 30
Per-share                               (Unaudited)                                   Year ended May 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.76          $13.66          $15.35          $17.84          $23.39          $21.66
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .01 (d)        (.12)(d)        (.09)           (.12)           (.15)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.30            2.22           (1.60)          (2.37)           (.72)           2.36
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.31            2.10           (1.69)          (2.49)           (.87)           2.18
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (4.61)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                             --            (.07)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (4.68)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.07          $15.76          $13.66          $15.35          $17.84          $23.39
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.31*          15.37          (11.01)         (13.96)          (5.70)           9.90
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $331,224        $348,212        $391,161        $554,719        $796,227      $1,047,040
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.02*(d)        1.98 (d)        1.97            1.83            1.70            1.63
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                    .07*(d)        (.82)(d)        (.74)           (.73)           (.70)           (.79)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     66.09*         111.20          107.08          133.78          263.98          188.16
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                        Six months                                                        period
                                          ended                                                          July 14,
                                         Nov. 30                                                        2000+ to
Per-share                              (Unaudited)                   Year ended May 31                    May 31
operating performance                      2004            2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $16.09          $13.94          $15.67          $18.21          $27.15
-----------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            .01 (d)        (.12)(d)        (.10)           (.12)           (.11)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 1.33            2.27           (1.63)          (2.42)          (4.15)
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                      1.34            2.15           (1.73)          (2.54)          (4.26)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --              --              --              --           (4.61)
-----------------------------------------------------------------------------------------------------------------
Return of capital                                                                            --            (.07)
-----------------------------------------------------------------------------------------------------------------
Total distributions                          --              --              --              --           (4.68)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $17.43          $16.09          $13.94          $15.67          $18.21
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     8.33*          15.42          (11.04)         (13.95)         (17.40)*
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $3,501          $3,547          $2,993          $3,405          $2,175
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.02*(d)        1.98 (d)        1.97            1.83            1.54*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   .07*(d)        (.83)(d)        (.74)           (.71)           (.44)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    66.09*         111.20          107.08          133.78          263.98
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          Nov. 30
Per-share                               (Unaudited)                                 Year ended May 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.98          $13.82          $15.49          $17.96          $23.47          $21.70
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .03 (d)        (.09)(d)        (.06)           (.08)           (.11)           (.14)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.33            2.25           (1.61)          (2.39)           (.72)           2.36
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.36            2.16           (1.67)          (2.47)           (.83)           2.22
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (4.61)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                             --            (.07)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (4.68)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.34          $15.98          $13.82          $15.49          $17.96          $23.47
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.51*          15.63          (10.78)         (13.75)          (5.49)          10.07
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $18,545         $19,280         $24,702         $38,646         $55,231         $70,129
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .90*(d)        1.73 (d)        1.72            1.58            1.50            1.46
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                    .20*(d)        (.57)(d)        (.49)           (.48)           (.50)           (.59)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     66.09*         111.20          107.08          133.78          263.98          188.16
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------------------
                                                               For the
                                             Six months        period
                                                ended          Dec. 1,
                                               Nov. 30        2003+ to
Per-share                                    (Unaudited)        May 31
operating performance                            2004            2004
--------------------------------------------------------------------------
Net asset value,
beginning of period                            $16.54          $15.82
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (loss) (a)                  .05 (d)        (.02)(d)
--------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              1.37             .74
----------------------------------------------------------------------
Total from
investment operations                            1.42             .72
--------------------------------------------------------------------------
Net asset value,
end of period                                  $17.96          $16.54
--------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           8.58*           4.55*
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $12              $8
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         .77*(d)         .74*(d)
--------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         .33*(d)        (.19)*(d)
--------------------------------------------------------------------------
Portfolio turnover (%)                          66.09*         111.20
--------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C, class M and class R shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an on going distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distri bution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an Exemptive Order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At November 30, 2004, the value of securities loaned amounted to $52,569,532. The fund received cash collateral of $54,421,326 which is pooled with collateral of other Putnam funds into 20 issuers of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2004, the fund had a capital loss carryover of $216,075,875 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------
   $60,346,067      May 31, 2010
   155,729,808      May 31, 2011

The aggregate identified cost on a tax basis is $763,735,859, resulting in gross unrealized appreciation and depreciation of $86,973,166 and $28,710,345, respectively, or net unrealized appreciation of $58,262,821.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through May 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended November 30, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended November 30, 2004, Putnam Management has assumed $27,714 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended November 30, 2004, the fund paid PFTC $1,125,051 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended November 30, 2004, the fund's expenses were reduced by $252,684 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,374, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended November 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $11,853 and $599 from the sale of class A and class M shares, respectively, and received $102,568 and $167 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For six months ended November 30, 2004, Putnam Retail Management, acting as underwriter, received $333 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $495,083,392, and $588,110,161, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,543,691       $25,806,737
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,543,691        25,806,737

Shares repurchased                  (3,554,561)      (59,125,212)
----------------------------------------------------------------
Net decrease                        (2,010,870)     $(33,318,475)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,543,043       $55,256,831
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,543,043        55,256,831

Shares repurchased                 (13,169,296)     (206,905,636)
----------------------------------------------------------------
Net decrease                        (9,626,253)    $(151,648,805)
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            551,118        $8,710,938
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       551,118         8,710,938

Shares repurchased                  (3,247,109)      (51,290,337)
----------------------------------------------------------------
Net decrease                        (2,695,991)     $(42,579,399)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,927,979       $28,844,587
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,927,979        28,844,587

Shares repurchased                  (8,470,405)     (127,609,791)
----------------------------------------------------------------
Net decrease                        (6,542,426)     $(98,765,204)
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             30,514          $491,141
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        30,514           491,141

Shares repurchased                     (50,136)         (803,939)
----------------------------------------------------------------
Net decrease                           (19,622)        $(312,798)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            255,781        $3,941,343
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       255,781         3,941,343

Shares repurchased                    (249,923)       (3,884,872)
----------------------------------------------------------------
Net increase                             5,858           $56,471
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             55,340          $888,646
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        55,340           888,646

Shares repurchased                    (192,002)       (3,065,923)
----------------------------------------------------------------
Net decrease                          (136,662)      $(2,177,277)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            180,057        $2,684,985
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       180,057         2,684,985

Shares repurchased                    (761,321)      (11,625,052)
----------------------------------------------------------------
Net decrease                          (581,264)      $(8,940,067)
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                347            $5,680
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           347             5,680

Shares repurchased                        (206)           (3,440)
----------------------------------------------------------------
Net increase                               141            $2,240
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                                 to May 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                499            $7,935
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           499             7,935

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               499            $7,935
----------------------------------------------------------------

At November 30, 2004, Putnam , LLC owned 63 class R shares of the fund (9.8% of class R shares outstanding), valued at $1,131.

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an Exemptive Order from the Securities and Exchange Commission ("SEC"), the fund invests in Putnam Prime Money Market Fund, an open end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2004, management fees paid were reduced by $4,337 relating to the fund's investments to Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $39,173 for the period ended November 30, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could re sult in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to fully and effectively disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar $1. The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.


Results of November 11, 2004
shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                    Votes              Votes
                                    for                withheld
----------------------------------------------------------------
Jameson A. Baxter                   24,449,758         1,200,176
Charles B. Curtis                   24,455,940         1,193,994
Myra R. Drucker                     24,462,580         1,187,354
Charles E. Haldeman, Jr             24,455,630         1,194,304
John A. Hill                        24,440,837         1,209,097
Ronald J. Jackson                   24,469,184         1,180,750
Paul L. Joskow                      24,476,399         1,173,535
Elizabeth T. Kennan                 24,427,256         1,222,678
John H. Mullin, III                 24,451,708         1,198,226
Robert E. Patterson                 24,459,061         1,190,873
George Putnam, III                  24,434,845         1,215,089
A.J.C. Smith                        24,430,915         1,219,019
W. Thomas Stephens                  24,472,029         1,177,905
Richard B. Worley                   24,469,354         1,180,580

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was adjourned.*

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was adjourned.*

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                 Votes              Votes
                 for                against           Abstentions
-----------------------------------------------------------------
                 17,404,122         1,618,468         6,627,344

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was adjourned.*

* Since sufficient votes in favor of this proposal were not received as of November 11, 2004, the shareholder meeting with respect to this proposal has been adjourned until no later than January 10, 2005 to permit further solicitation in the Trustees' discretion.

  All tabulations are rounded to the nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Core group for the year ended November 30, 2004. The other Putnam mutual funds in this group are Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup, Credit Suisse First Boston, and Deutsche Bank. Commissions paid to these firms together represented approximately 41% of the total brokerage commissions paid for the year ended November 30, 2004.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Canadian Imperial Bank, JP Morgan, Lazard Freres, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, Standard & Poor's, and Union Bank of Switzerland.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA002-216548  1/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005